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                                                                     Exhibit 13


                                  CERTIFICATION
                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
    OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                              UNITED STATES CODE)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of New Skies Satellites N.V. (the "Company"), does hereby certify, to such officer's knowledge, that:

     The Annual Report on Form 20-F for the year ended December 31, 2002 (the "Form 20-F") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.



        Dated:                          /s/ Daniel S. Goldberg
                                        --------------------------------------
                                        Daniel S. Goldberg
                                        Chief Executive Officer



        Dated:                          /s/ Andrew Browne
                                        --------------------------------------
                                        Andrew Browne
                                        Chief Financial Officer

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code). A signed original of this written statement required by Section 906 has been provided to New Skies Satellites N.V. and will be retained by New Skies Satellites N.V. and furnished to the Securities and Exchange Commission or its staff upon request.